eTon

PHARMACEUTICALS

Piper Sandler 37th Annual
Healthcare Conference
December 2025

# Safe Harbor

Special note regarding forward-looking statements

This document contains forward-looking statements concerning Eton Pharmaceuticals, Inc. ("Eton", the "Company," "we," "us," and "our"). The words "believe," "may," "will," "potentially," "estimate," "continue," "anticipate," "intend," "could," "would," "project," "plan," "expect" and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements concerning the following:

- our future financial and operating results;
- our intentions, expectations and beliefs regarding anticipated growth, market penetration and trends in our business;
- the timing and success of our plan of commercialization;
- our ability to successfully develop and clinically test our product candidates; and
- our ability to file for FDA approval of our product candidates through the 505(b)(2) regulatory pathway.

These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described in "Risk Factors" section of the Registration Statement on Form S-1 filed Eton with the Securities and Exchange Commission on September 25, 2018. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this document may not occur and actual results could differ materially and adversely from those anticipated or implied in our forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward-looking statements will be achieved or occur.

This document contains only basic information concerning Eton. Because it is a summary it does not contain all of the information you should consider before investing.

Before you invest, you should read the prospectus in that registration statement and other documents Eton has filed with the SEC for more complete information about Eton and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Eton, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling National Securities Corporation toll-free at 1-800-832-6084.

Disclaimer: Products discussed in this presentation are under development and not yet approved by the FDA. The information presented here is to the best of the company's current knowledge and assumptions, which may be different from the labeling and conditions provided by the FDA upon approval, which approval itself is not guaranteed. In no event should this information be construed as marketing or promotion, or providing directions for use of any product, all of which are contingent on FDA approval.

# Our Vision

To build a leading **ultra-rare disease** company
with a relentless commitment to **patients** and **innovative therapies**.

### Patients First

Clearing the path for better **patient access** and **therapy experience**

### Ultra-Rare Focus

Making the **greatest impact** where it **matters the most** – and too rare for big pharma

### The Greatest Number of New Therapies Achievable

Rapidly **growing our portfolio** to bring more **innovative treatments** to patients

eTon PHARMACEUTICALS

# Experienced Leadership Team

Proven track record of successfully developing and commercializing products at industry leading companies



**Sean Brynjelsen**
*Chief Executive Officer & Director*



**James Gruber, CPA**
*Chief Financial Officer*



**David Krempa**
*Chief Business Officer*



**Ipek Erdogan-Trinkaus**
*Chief Commercial Officer*



**Scott Grossenbach**
*Sr. Vice President,*
*Sales Operations*



**Danka Radosavljevic**
*Exec. Vice President,*
*Operations*

Baxter HORIZON Takeda Hospira SAGENT Abbott tolmar

# Built one of the broadest ultra rare disease portfolios in the industry



CMC Development
Phase III/Pivotal Study
NDA Submission
Commercial
1 INCRELEX® - Severe Primary Insulin-Like Growth Factor 1 Deficiency
2 ALKINDI SPRINKLE® - Pediatric Adrenal Insufficiency
3 KHINDIVI™ - Pediatric Adrenal Insufficiency
4 GALZIN® - Wilson disease
5 Carglumic Acid - Hyperammonemia
6 PKU GOLIKE® - Phenylketonuria
7 Betaine Anhydrous - Homocystinuria
8 Nitisinone – Hereditary Tyrosinemia Type 1 (HT-1)
9 ET-600 – Diabetes Insipidus
February 25, 2026
PDUFA Date
10 Amglidia® - Neonatal Diabetes
11 ET-700 - Wilson disease
12 ET-800 - Endocrinology
13 Zeneo® - Adrenal Crisis
13 Products
8 Commercial Products
5 Pipeline Programs
PEDIATRIC ENDOCRINOLOGY
METABOLIC

eTon PHARMACEUTICALS

# 3 Pillar Growth Strategy

Eton is well positioned for long-term growth

## Organic Growth of Existing Products

**Track Record**

19 straight quarters of sequential revenue growth

**Outlook**

Attractive long-term growth opportunities for INCRELEX, GALZIN, ALKINDI SPRINKLE, and KHINDIVI

## Internal Pipeline Products

**Track Record**

Developed KHINDIVI and ET-600 internally

**Outlook**

Additional high-value programs in late-stage development (ET-700, ET-800, Amglidia, Zeneo)

## External Acquisitions And Licensing

**Track Record**

Executed high-ROI acquisitions of INCRELEX, GALZIN, Carglumic Acid, and ALKINDI SPRINKLE

**Outlook**

Well positioned to continue acquiring strategically and financially attractive products. Strong balance sheet with significant access to capital.

# Eton's commercial strategy is designed to effectively meet the distinct needs of ultra-rare patient populations

**Concentrated prescriber bases** | Small number of specialists within pediatric endocrinology and metabolics enables highly targeted, efficient sales force coverage and marketing efforts

**Meaningful partnerships with patient advocacy groups** | Through deep collaboration, Eton supports patient and caregiver communities to drive awareness, promote education, and enhance patient resources

**Strategic collaboration with key thought leaders and professional societies** | Advisory boards and joint initiatives to engage with healthcare professionals and societies leading therapeutic advancements

**Eton Cares support program for all Rx products** | $0 co-pay for eligible patients, quick-start and bridge programs, nurse hotline, monthly patient check-in, and exclusive distribution through high-touch specialty pharmacy

# Track record of commercial execution and revenue growth


Exceeded $80 million revenue run rate in Q3 2025
Product Revenue in $ millions
$80
$70
$60
$50
$40
$30
$20
$10
$0
$3
$11
$26
$39
$75-77*
2021
2022
2023
2024
2025E

**Clear path to $100M+** of near-term revenue with currently approved products.

*Q4 2025 product revenue is expected to be between $19.2 million (Q3 2025 product revenue excluding Increlex ex-US) and $22.5 million (Q3 2025 total product revenue)

Note: Includes only product sales and royalty revenue. Excludes licensing revenue.

# Strong Outlook: Current portfolio and pipeline has the potential to generate >$500M in combined peak sales



Peak Net Sales Potential
Pipeline Products
ET-600
ET-700
Amglidia
ET-800
ZENEO
$300M+
Label Expansions
Increlex U.S. Label Harmonization
KHINDIVI Indication Age Expansion
$150M+
Existing Products
increlex
(mecasermin)
Alkindi Sprinkle
(hydrocortisone) oral granules
Khindivi
(hydrocortisone)
Galzin
(zinc acetate) capsules
Carglumic Acid
Other Metabolic Products
$125M+

eTon PHARMACEUTICALS

# Financial Outlook



eTon
PHARMACEUTICALS

# Eton has delivered significant revenue growth with minimal SG&A increase

Despite major investment in 2025, SG&A expenses* are expected to grow significantly slower than revenue



Product Revenue in $ millions
>900% product revenue growth since Q1 2022
Adj SG&A expense expected to be flat or decline in 2H 2025
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Revenue
Adj. SG&A
Column1
Column2

## 2025 SG&A Investments

- Second sales force (Metabolic)
- INCRELEX relaunch
- GALZIN relaunch
- KHINDIVI launch
- Additional corporate headcount to support expanded portfolio

* SG&A adjusted for stock-based compensation and other one-time charges

# Gross Margin – Favorable Tailwinds

Product mix shifting favorably; expecting **~70% adjusted gross margin in Q4 2025** and **>75% adjusted gross margin by 2028**



75%
70%
65%
60%
55%
66.4%
64.2%
~70%
>75%
2023
2024
Q4 2025
2028
GAAP
Non-GAAP

- Addition of high gross margin products **INCRELEX** and **GALZIN** in 2025
- Continued growth of higher margin **ALKINDI SPRINKLE** and **KHINDIVI**
- Smaller share of revenue contribution from lower-margin generic products

Note: Detailed adjustment calculation available in appendix

# Near-Term Milestones

- ET-600 PDUFA Date (Feb 25th, 2026)
- Potential initiation of Increlex label harmonization study (FDA meeting Dec 2025, planned study initiation in H1 2026)
- KHINDIVI label expansion submission (anticipated for Q2 2026)
- ET-700 pilot study (planned initiation Q1 2026, results expected mid-2026)

# Appendix



eTon PHARMACEUTICALS

# INCRELEX



eTon
PHARMACEUTICALS

# INCRELEX brings strong strategic alignment, with multiple growth levers to accelerate adoption and expansion

SPIGFD (Severe Primary IGF-1 Deficiency) is a rare genetic disorder characterized by impaired growth due to low insulin-like growth factor 1 (IGF-1) levels despite normal or elevated growth hormone (GH)

## Attractive Product Profile

Highly durable, complex **biologic** product

Critical unmet rare disease need with **no alternative treatment options**

## Synergistic Commercialization

94% overlap with **existing pediatric endocrinologist targets**

Maximizes efficiency/investment of **dedicated sales force** and **marketing**


increlex®
(mecasermin) injection 10 mg

## Multiple Avenues to Create Value

**Increase adoption** with sales and marketing focus

**Optimize pricing** while prioritizing patient affordability

**Broaden treatment access** via US label harmonization

# Harmonizing US definition of SPIGFD to match EU would significantly expand the market opportunity

Estimated to expand the US patient population ~5x to approximately 1,000 patients

SPIGFD Definition

| | US (FDA) | EUROPE (EMA) |
|---|---|---|
| Height Index | Standard Deviation Score (SDS) of ≤-3 | |
| | AND | |
| IGF-1 Levels | ≤-3 SDS | <2.5 percentile for age and gender |
| Estimated Patient Population with Current Indication | 200 | 1,000+ |


~-1.96 SDS
(2.5 percentile)
-3.0 SDS
(~0.13 percentile)

FDA meeting scheduled for December 2025 to discuss proposed clinical study

Source: Company estimates, graph assumes IGF-1 levels are normally distributed

# INCRELEX poised for significant US revenue growth, with or without label harmonization



$250M+
~$60M
~$30M
~$11M
Potential market opportunity with harmonized label
(~1,000 patients)
Estimated market opportunity at full penetration
(200 patients)
Q3 2025 Estimated forward run-rate
2023 US Revenue

Source: Company Estimates

# Adrenal Insufficiency Franchise (ALKINDI SPRINKLE + KHINDIVI)



eTon PHARMACEUTICALS

# Dual product strategy allows the ~10,000 pediatric adrenal insufficiency patients to choose their preferred product

Alkindi Sprinkle
(hydrocortisone)
oral granules


0.5 mg
1 mg
2 mg
5 mg

**Indication:** Replacement therapy for adrenocortical insufficiency in pediatric patients

**Commercial Launch:** November 2020

- ✓ Designed to provide accurate dosing for pediatric patients with AI – addressing an unmet need for **accurate, low-dose** treatment, transforming standard of care
- ✓ Avoids compounding and crushing tablets
- ✓ **Convenient**, on-the-go form
- ✓ **Easy and fast** administration (no syringe/clean up)
- ✓ **Four dosage options** for treatment precision and weight-based titration

Khindivi™
(hydrocortisone)
1 mg/mL oral solution


Khindivi

**Indication:** Replacement therapy in pediatric patients 5 years of age and older with adrenocortical insufficiency

**Commercial Launch:** June 2025

- ✓ The first and only FDA approved oral solution of hydrocortisone
- ✓ Lowest flexible dosing accuracy – **dosing accuracy to 0.1mg**
- ✓ Ideal for patients **who cannot tolerate** tablets or granules; patients with severe dysphagia or texture issues
- ✓ Suitable for **G-tube/enteral feeding;** Replaces the need for unapproved compounded products

Eton expects to reach combined peak sales of **>$50 million**

# KHINDIVI fills a critical gap for an FDA-approved therapy that offers simplicity and accuracy

"How do you give your child their daily dose of hydrocortisone?"


ALKINDI SPRINKLE
Alkindi Sprinkle
(hydrocortisone) oral granules
20.5%
Oral Suspension
From a compound pharmacy
28.2%
Crush Tablets
Manually crush tablets and mix with liquid or food (homemade suspension)
21.8%
Solid Tablets
(whole, halved, or quartered)
29.5%

**50%** of patients report using a compounded or a homemade liquid.

# FDA guidelines prohibit compounded suspensions, but KHINDIVI's advantages are expected to drive adoption regardless of enforcement

FDA guidelines do not allow for compounding of products that are "essentially a copy of one or more approved drugs."

**34%** of compounded product tested by FDA failed potency and/or quality testing[2]

**31%** of compounded products failed potency testing. *"All of the sampled products that failed potency analyses had subpotent results, indicating that the products analyzed contained less of the active ingredient(s) than expected (as described in the product's label)"*[2]

| | KHINDIVI | Compounded Suspension |
|---|---|---|
| Formulation | ✓ Solution | Suspension |
| Shaking Required | ✓ No | Yes |
| FDA-Approved | ✓ Yes | No |
| Tested for Quality and Potency | ✓ Yes | No |
| Patient Out-of-Pocket Cost* | ✓ $0 | Varies (typically $40-80 per month) |
| Storage Condition | ✓ Room Temperature | Varies (often refrigerated) |
| Stability | ✓ 2 Years | Varies (typically 15-60 days) |

*Eton to provide $0 co-pay for all patients allowed. Compounded suspensions are not typically covered by insurance Source: https://www.fda.gov/drugs/human-drug-compounding/report-limited-fda-survey-compounded-drug-products

eTon PHARMACEUTICALS

# GALZIN



eTon
PHARMACEUTICALS

# GALZIN represented a compelling acquisition opportunity to Eton

Wilson disease is a rare genetic disorder causing excessive copper accumulation, leading to hepatic and neurological symptoms

### Need for Improved **Patient Experience**

Product has lacked patient support services for access and affordability

### Low **Awareness** and **Education**

Lack of promotion has led to low appreciation of Galzin's advantages vs chelators and unapproved OTC

### Complex **Barrier to Entry**

Due to site of action in the intestine, blood levels are not indicative of zinc bioavailability

### **Underdiagnosed** Condition

Diagnosis rates expected to increase with greater prevalence of genetic testing and newborn screening

### **Reinvestment** Opportunity

Opportunity for re-investment in Wilson disease to bring innovation (ET-700)

# GALZIN's target market opportunity is multiples of the product's current usage



Est. 10,000 US Wilson disease Patients (1 in 30,000 incidence)
~2,000 Diagnosed and Actively Treated
~800 on Zinc Therapy
~200 GALZIN®

Galzin® (zinc acetate) capsules

GALZIN has demonstrated **superior efficacy**, but lack of promotion, access challenges, high co-pays, and a supply shortage drove majority of zinc patients to use OTC products rather than **FDA-approved** GALZIN

Note: Patient totals estimated based on literature, company estimates, IQVIA data, and physician surveys

eTon PHARMACEUTICALS

# 2025 commercial strategy tackles key patient and provider needs, while pipeline focus is to enhance therapy experience.

| | Historic Status | Eton Solution | |
|---|---|---|---|
| **ACCESS** | **42%** of patients have difficulty finding drug at local pharmacy<br>**48%** have trouble getting their medication approved by insurance | **Eton Cares**<br>**Patient Support for GALZIN**<br>✓ $0 co-pay<br>✓ Direct overnight shipments<br>✓ Prior authorization support<br>✓ Free drug for all uninsured or under-insured patients, including Medicare | Galzin (zinc acetate) capsules |
| **AFFORDABILITY** | **40%** of patients pay >$50/month (16% pay >$200/month) | | |
| **DOSING BURDEN** | **3x/day** dosing, requires fasting 1-2 hours prior to each dose<br>48% of patients miss a dose at least 1x/week | **ET-700** extended release to provide<br>✓ Less frequent dosing<br>✓ Less GI impact | ET-700 |
| **SIDE EFFECTS** | High rate of **GI discomfort** and discontinuation | | |

Source: "Adherence with medical management in patients with Wilson disease". University of Miami and Wilson Disease Association patient survey. https://wilsondisease.org/wp-content/uploads/2021/11/WD-Adherence-WDA-2020.pdf

# ET-700

- **Zinc extended release** developed specifically for Wilson disease patients
- Reduces **dosing burden** (current products are 3x daily) ; potential to reduce **GI side effects**
- Patent filed; FDA meeting held Q2 2025
- Proof concept study planned to initiate Q1 2025, followed by dose ranging and pivotal Phase 3 study
- Potential NDA filing in **2027**
- Clear path to **$100+ million of peak sales** after approval (500-1,000+ patients)

| Milestone | Status |
|---|---|
| Formulation | √ |
| Patent Filing | √ |
| FDA Meeting | √ |
| Pilot Study | Q1 '26 |
| Pivotal Study | 2026-27 |
| NDA Submission | 2027 |



**FDA-Approved Wilson Disease Products**

| Product | Estimated Annual Cost* |
|---|---|
| Syprine | $310,498 |
| Cuvrior | $292,803 |
| Cuprimine | $382,359 |
| **GALZIN** | **$45,000** |

**10,000**
Estimated US patient population

**2027**
Estimated NDA submission

**$100M+**
Estimated peak sales potential

eTon PHARMACEUTICALS

* Annual WAC prices. Assumes 1,000mg daily dose for Syprine and Cuprimine, 1,200mg for Cuvrior, and 150mg for Galzin

# ET-600 (desmopressin oral solution)

- Under development for **diabetes insipidus; Patent issued**, expires in 2044
- **Positive bioequivalence (BE)** study results announced March 14th
- NDA accepted for review, assigned **February 25, 2026 PDUFA** date
- **Currently no FDA-approved** desmopressin oral liquid formulations
- Synergistic **pediatric endocrinology** call point
- Pre-launch **commercial readiness** activities on track for Q1 2026 launch



Mean_Concentration (pg/mL)
Time (hr)
0
3
6
9
12
15
18
10
20
30
40
50
60
70
80

**3,000**
Estimated US patient population

**2025**
Estimated NDA submission

**$20-50M**
Estimated peak sales potential

eTon PHARMACEUTICALS

# Amglidia® (glyburide oral suspension)



- Under development for **neonatal diabetes mellitus**
- Synergistic **pediatric endocrinology** call point
- Approved in EU since **2018**
- **No FDA-approved** oral treatments for neonatal diabetes
- Granted **Orphan Drug Designation** by the FDA

**300**
Estimated US patient population

**2026**
Estimated NDA submission

**$10-30M**
Estimated peak sales potential

# Two pipeline hydrocortisone products poised to unlock a $200M opportunity

## CURRENT STANDARD OF CARE

### Solu-Cortef®

Lyophilized (dry powder) vial that must be reconstituted prior to administration



- Cumbersome: must be diluted, mixed, and administered with a standard syringe
- Greatly limits a patient's ability to participate in extracurricular and other activities

### Zeneo® (hydrocortisone autoinjector)

**RETAIL**
**225,000** vials/year

- For use by parents, caretakers, and patients as an emergency rescue treatment for adrenal crisis
- Two-step needle-free autoinjector with 24 issued patents and innovative ready-to-use liquid formulation
- Estimated **2027 NDA submission**
- **$100 million** opportunity



### ET-800 (hydrocortisone vial)

**HOSPITAL**
**5.5M** vials/year

- Treats multiple indications in a hospital setting including allergic reactions, asthma, inflammation, pain, rheumatoid arthritis
- Patent-pending, ready-to-use liquid formulation
- Estimated **2027 NDA submission**
- **$100 million** opportunity



Source: market size based on IQVIA data

# Non-GAAP Gross Profit Adjustments

| | 2023 | 2024 |
|---|---|---|
| Revenue (GAAP) | $31,642 | $39,011 |
| | | |
| Adjustments: | | |
| Licensing Revenue | -- | -$500 |
| Sale of Royalty Interests | -$5,500 | -- |
| **Product Sales Revenue** | **$26,142** | **$38,511** |
| | | |
| Cost of Goods Sold (GAAP) | $10,580 | $15,600 |
| | | |
| Adjustments: | | |
| COGS associated with licensing revenue | -- | -$270 |
| One-time milestone payments | -$1,000 | -- |
| Acquisition-related inventory step up charges | -- | -$429 |
| Intangible amortization expense | -$790 | -$1,096 |
| | | |
| **Adjusted Cost of Goods Sold (Non-GAAP)** | $8,790 | $13,805 |
| | | |
| **Adjusted Gross Profit (Non-GAAP)** | **$17,352** | **$24,706** |
| | | |
| **Adjusted Gross Margin (Non-GAAP)** | **66.4%** | **64.2%** |

eTon PHARMACEUTICALS